EXHIBIT 99

                         FORM 3 JOINT FILER INFORMATION

Name of
"Reporting Persons":       Prospect Venture Partners II, L.P. ("PVP II")
                           Prospect Associates II, L.P. ("PA II")
                           Prospect Management Co. II, L.L.C. ("PMC II")
                           James B. Tananbaum, M.D.
                           Alexander E. Barkas, Ph.D.
                           Russell C. Hirsch, M.D., Ph.D.

Address:                   c/o Prospect Venture Partners
                           435 Tasso Street, Suite 200
                           Palo Alto, California  94301

Designated Filer:          Prospect Venture Partners II, L.P.

Issuer and
    Ticker Symbol:         Trubion Pharmaceuticals, Inc. (TRBN)

Date of Event:             October 17, 2006

Each of the following is a Joint Filer with PVP II and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 3:

PMC II serves as the sole general partner of PVP II and PA II. PMC II has sole voting and investment control over the respective shares owned by PVP II and PA
II. James B. Tananbaum, M.D., Alexander E. Barkas, Ph.D., and Russell C. Hirsch, M.D., Ph.D. are the Managing Directors of PMC II.

Each reporting person disclaims beneficial ownership of the shares reported herein, except to the extent of his pecuniary interest, and any shares held in their names. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

                                       E-1.

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Each of the Reporting Persons listed above has designated Prospect Venture
Partners II, L.P. as its designated filer of Forms 3, 4 and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each Reporting Person has appointed Prospect Management Co. II, L.L.C. as its attorney-in-fact for the purpose of making reports relating to transactions in Trubion Pharmaceuticals, Inc. Common Stock.

PROSPECT VENTURE PARTNERS II, L.P.

By: Prospect Management Co. II, L.L.C.
Its: General Partner

By: /s/ David Schnell
   --------------------------------------------------

Name: David Schnell
     ------------------------------------------------
         Managing Director


PROSPECT ASSOCIATES II, L.P.

By: Prospect Management Co. II, L.L.C.
Its: General Partner

By: /s/ David Schnell
   --------------------------------------------------

Name: David Schnell
     ------------------------------------------------
         Managing Director


PROSPECT MANAGEMENT CO. II, L.L.C.


By: /s/ David Schnell
   --------------------------------------------------

Name: David Schnell
     ------------------------------------------------
         Managing Director

/s/ James B. Tananbaum M.D.
-----------------------------------------------------
James B. Tananbaum, M.D.

/s/ Alexander E. Barkas Ph.D.
-----------------------------------------------------
Alexander E. Barkas, Ph.D.

/s/ Russell C. Hirsch M.D., Ph.D
-----------------------------------------------------
Russell C. Hirsch, M.D., Ph.D.

                                      E-2.